                                                                   Exhibit 10.23

                                                           Boston, Massachusetts

                            SECURED PROMISSORY NOTE

$25,000,000.00                                                September 15, 2000

     FOR VALUE RECEIVED, HOLOGIC, INC., a corporation organized under the laws of the State of Delaware (herein referred to as "Maker"), promises to pay to the order of TREX MEDICAL SYSTEMS CORPORATION, a Delaware corporation having its principal address at 81 Wyman Street, Waltham, Massachusetts (the "Payee"), at
                                                                   -----
Payee's principal address or such other place as Holder hereof may designate in writing (the legal holder from time to time of this Note, including Payee as the initial holder, being hereinafter referred to as "Holder"), the principal sum of
                                                  ------
Twenty-Five Million and No/100 Dollars ($25,000,000.00), (hereinafter referred to as "Principal Indebtedness"), together with interest thereon at an annual
       ----------------------
rate of eleven and one-half percent (11.5%) (the "Interest Rate"), in accordance
                                                  -------------
with the provisions hereinafter set forth. This Note is delivered under the terms of a certain Asset Purchase and Sale Agreement, dated August 13, 2000 (the "Asset Purchase Agreement"), among the Maker, the Payer, Trex Medical Corporation, ThermoTrex Corporation and Thermo Electron Corporation.

     1.  Terms of Payment.  The Maker shall make an initial interest payment on
         ----------------
September 13, 2001 of all interest accrued on the unpaid Principal Indebtedness from time to time outstanding through such date at the Interest Rate. Thereafter, the Maker shall make semi-annual payments of interest accrued at the Interest Rate on the unpaid Principal Indebtedness from time to time outstanding under this Note on September 13 and March 13 of each year. On September 13, 2003 (the "Maturity Date"), Maker shall pay to Holder the entire Principal
           -------------
Indebtedness then remaining unpaid, together with accrued and unpaid interest thereon at the Interest Rate and any other charges and amounts of money due under this Note, the Bedford Mortgage (hereinafter defined) and the Danbury Mortgage (hereinafter defined), and any other documents evidencing, securing or pertaining to the incurrence of the Principal Indebtedness, (collectively, the "Loan Documents"). Notwithstanding anything to the contrary contained herein,
---------------
after the occurrence of an Event of Default (as hereinafter defined) any and all sums of money held or received by Holder may be applied to such items, in such order, at such times and in such manner as Holder deems appropriate.

     2.  Prepayment.  Maker may prepay the Principal Indebtedness in whole or in
         ----------
part, together with any and all accrued interest on the Principal Indebtedness prepaid and other sums due under the Loan Documents, at any time without premium or penalty.

     3.  Security.  This Note is secured by, among other things, (a) a Mortgage,
         --------
Security Agreement and Assignment of Leases and Rents (hereinafter referred to as the "Bedford Mortgage"), given by Maker to Payee, of even date herewith, with
        ----------------
respect to real property and improvements located in Bedford, Massachusetts and
(b) an Open-End Mortgage Deed, Security Agreement and Assignment of Leases and Rent (hereinafter referred to as the "Danbury Mortgage"), given by Maker to Payee, of even date herewith, with respect to real property and improvements located in Danbury, Connecticut. The Bedford Mortgage and the Danbury Mortgage are hereinafter collectively referred to as the "Mortgage".

     4.  Location and Medium of Payments.  The sums payable under this Note or
         -------------------------------
under the Mortgage shall be paid to Holder at its principal address hereinabove set forth, or at such other place as Holder may from time to time hereafter designate to Maker in writing, in legal tender of the United States of America.

     5.  Acceleration of Maturity.  At the option of Holder, which may be
         ------------------------
exercised at any time after one or more of the following events (each being an "Event of Default") shall have occurred, the whole of the Principal
-----------------
Indebtedness, together with all interest and other charges due under any of the Loan Documents, shall immediately become due and payable ("Acceleration of
                                                           ---------------
Maturity"):  (i) failure of Maker to pay any amount due under the Loan Documents
--------
within five (5) days of the due date of such payment, (ii) except as otherwise provided in this Section 5, a default by Maker in the due performance of any of its covenants or agreements contained in any Loan Document if such default continues for more than 30 days after notice thereof from Holder, provided that if such default cannot be cured with the exercise of diligent efforts within such 30 days but is reasonably susceptible of cure, such 30 day period shall be extended for a period of time as shall be reasonably required for Maker, in the exercise of diligent efforts, to cure the default if the Maker commences such efforts within 30 days after notice thereof from Holder and thereafter diligently pursues such efforts, (iii) the making of a false or materially misleading representation, warranty or statement by Maker or any guarantor in any Loan Document, certificate, affidavit or other instrument executed or delivered in connection with the Loan Documents; (iv) a material inaccuracy in Sections 3.8 or 3.9 of the Asset Purchase Agreement which materially and adversely affects the ability of the Maker to perform its obligations under this Note, (v) a default under any other mortgage or security agreement which covers or affects the Mortgaged Property (as defined in the Mortgage) if such default has not been cured at least five
(5) days prior to the expiration of any notice or cure period under such mortgage or security agreement, (vi) the failure to maintain insurance required under the Mortgage, (vii) the dissolution, termination or liquidation of Maker,
(viii) the creation or placement of any lien on the Mortgaged Property which lien was not approved by Holder or permitted by the Loan Documents, (ix) a sale or other Transfer (as defined in the Mortgage) of the Mortgaged Property, (x) if a petition under Title 11, United States Code, shall be filed by or against Maker or any guarantor of Maker's obligations under the Loan Documents (which, in the case of a petition against the Maker or any such guarantor, is not stayed or dismissed within 60 days) or if Maker or any guarantor of Maker's obligations under the Loan Documents shall seek or consent to the appointment of a receiver or trustee for itself or for any of the Mortgaged Property, file a petition seeking relief under the bankruptcy or other similar laws of the United States, any state or any jurisdiction, make a general assignment for the benefit of creditors, or be unable to pay its debts as they become due; if a court shall enter an order, judgment or decree appointing, with or without the consent of Maker or any guarantor of Maker's obligations under the Loan Documents, a receiver or trustee for it or for any of the Mortgaged Property or approving a petition filed against Maker or any guarantor of Maker's obligations under the Loan Documents which seeks relief under the bankruptcy or other similar laws of the United States, any state or any jurisdiction (any one of the foregoing an "Insolvency Event"), (xi) a default by the Maker in the due performance of the covenants contained in Article III of each of the Bedford Mortgage and the Danbury Mortgage, (xii) the Maker or any subsidiary of Maker shall fail to pay, within any applicable period of grace, any obligation for borrowed money or credit received which in the aggregate represents indebtedness of $10,000,000 or more, or fail to observe or perform any material term, covenant or argument contained in any agreement by which it is bound evidencing or securing borrowed money or credit received which in the aggregate represents indebtedness of $10,000,000 or more which results in the acceleration of the maturity thereof,
(xiii) a Change of Control (as defined below) shall have occurred. As used herein, "Change of Control" shall mean the occurrence of any of the following events: (a) the acquisition by any individual, corporation, partnership, trust, unincorporated association, business, or other legal entity (a "Person")

(including any syndicate or group deemed to be a "person" under Section 13(d)(3) of the Securities and Exchange Act of 1934, as amended) of beneficial ownership, directly or indirectly, through a purchase, merger or other acquisition transaction or series of transactions, of shares of capital stock of the Maker entitling such Person to exercise 50% or more of the total voting power of all shares of capital stock of the Maker entitled to vote generally in the elections of directors (any shares of voting stock of which such person or group is the beneficial owner that are not then outstanding being deemed outstanding for the purposes of calculating such percentage); (b) any consolidation of the Maker with, or merger of the Maker into, any other Person, any merger of another Person into the Maker, or any sale or transfer of all or substantially all of the assets of the Maker to another Person (other than a merger (A) which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of capital stock of the Maker or (B) which is effected solely to change the jurisdiction of incorporation of the Maker or (C) a merger in which the holders of a majority of the voting stock of the Maker immediately prior to the merger hold a majority of the voting stock of the survivor immediately after the merger); or (c) during any consecutive two-year period, individuals who at the beginning of such period constituted the Board of Directors of the Maker (together with any new directors whose election by such Board of Directors or whose nomination for election by the stockholders of the Maker was approved by a vote of 66-2/3% of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of the Maker then in office.

     6.  Late Charges; Interest Following Event of Default.  If any payment due
         -------------------------------------------------
under this Note, the Mortgage or any other Loan Document is not paid when due, after giving effect to any cure or grace period, Maker shall pay and Holder shall be entitled to collect a late payment charge for each month or fraction thereof during which such payment is not made when due and for each month thereafter that such sum remains unpaid, equal to the lesser of four percent (4%) of such late payment or the maximum amount permitted by law, for the purpose of defraying the expense incurred by Holder in handling and processing such delinquent payment, and such amount shall be secured by the Loan Documents. Such charge shall be payable to Holder as additional interest and not as a penalty.

     In addition to any late payment charge which may be due under this Note, Maker shall pay interest on all sums due hereunder at a rate (the "Default
                                                                   -------
Rate") equal to the lesser of (i) the Interest Rate plus four percent (4%)
----
per annum, or (ii) the maximum rate permitted by law, from and after the first to occur of the following events: if Holder elects to cause the Acceleration of Maturity; the occurrence of an Insolvency Event, or if all sums due hereunder are not paid on the Maturity Date.

     7.  Collection and Enforcement Costs.  Maker, upon demand, shall pay Holder
         --------------------------------
for all costs and expenses, including without limitation attorneys' fees, paid or incurred by Holder in connection with the collection of any sum due hereunder, or in connection with enforcement of any of Holder's rights or Maker's obligations under this Note, the Mortgage, or any of the other Loan Documents, together with interest thereon at the Default Rate.

     8.  Continuing Liability.  The obligation of Maker to pay the Principal
         --------------------
Indebtedness, interest and all other sums due hereunder shall continue in full force and effect and shall in no way be impaired until the actual payment thereof to Holder, and in case of a sale or transfer of all or any part of the Mortgaged Property, or in case of any further agreement given to secure the payment of this Note, or in case of any agreement or stipulation extending the time or modifying the terms of payment above recited, Maker shall nevertheless continue to be liable on this Note, as extended or modified by any such agreement or stipulation, unless released and discharged in writing by Holder.

     9.  Joint and Several Liability.  If more than one person, corporation,
         ---------------------------
partnership or other entity shall now or at any time in the future execute this Note as Maker and/or assume the obligations of Maker hereunder, then each person and entity shall be fully liable for all such assumed obligations of Maker hereunder and such obligations shall be joint and several.

     10.  No Oral Changes; Waivers; Offsets.  This Note may not be changed
          ---------------------------------
orally, but only by an agreement in writing signed by the party against whom enforcement of a change is sought. The provisions of this Note shall extend and be applicable to all renewals, amendments, extensions, consolidations and modifications of the other Loan Documents, and any and all references herein to the Loan Documents shall be deemed to include any such renewals, amendments, extensions, consolidations, or modifications thereof.

     Maker and any future indorsers, sureties, indemnitors and guarantors hereof, jointly and severally, waive presentment for payment, demand, notice of nonpayment, notice of partial payment, notice of dishonor, protest of any dishonor, notice of protest, and protest of this Note, and all other notices or formalities to which they may be entitled, and all suretyship defenses of every kind and nature and notices in connection with the delivery, acceptance, performance, default (except notice of default required hereby, if any), or enforcement of the payment of this Note, and they agree that the liability of each of them shall be unconditional without regard to the liability of any other party and shall not be in any manner affected by an indulgence, extension of time, renewal, waiver or modification granted or consented to by Holder; and Maker and all future indemnitors, indorsers, sureties and guarantors hereof consent to any and all extensions of time, renewals, waivers or modifications that may be granted by Holder hereof with respect to the payment or other provisions of this Note and to the release of the collateral, or any part thereof, with or without substitution, and agree that additional makers, indorsers, indemnitors, guarantors, or sureties may become parties hereto without notice to them or affecting their liability hereunder.

     Holder shall not by any act of omission or commission be deemed to waive any of its rights or remedies hereunder unless such waiver shall be in writing and signed by Holder, and then only to the extent specifically set forth therein; a waiver with respect to one event shall not be construed as continuing or as a bar to or waiver of such right or remedy with respect to a subsequent event. The acceptance by Holder of payment hereunder that is less than payment in full of all amounts due at the time of such payment shall not without the express written consent of Holder: (i) constitute a waiver of the right to exercise any of Holder's remedies at that time or at any subsequent time, (ii) constitute an accord and satisfaction or (iii) nullify any prior exercise of any remedy.

     No failure to cause an Acceleration of Maturity hereof by reason of an Event of Default hereunder, acceptance of a past due installment or indulgences granted from time to time shall be construed (i) as a novation of this Note or as a reinstatement of the indebtedness evidenced hereby or as a waiver of such right of acceleration or of the right of Holder thereafter to insist upon strict compliance with the terms of this Note, or (ii) to prevent the exercise of such right of acceleration or any other right granted hereunder or by applicable laws; and, to the maximum extent permitted by law, Maker hereby expressly waives the benefit of any statute or rule of law or equity now provided, or which may hereafter be provided, which would produce a result contrary to or in conflict with the foregoing.

     To the maximum extent permitted by law, Maker hereby waives and renounces for itself, its heirs, successors and assigns, all rights to the benefits of any statute of limitations and any moratorium, reinstatement, marshalling, forbearance, valuation, stay, extension, redemption (after a sale by foreclosure), appraisement and exemption now provided, or which may hereafter be provided, by the Constitution and laws of the United States of America and of any state thereof, both as to itself and in and to all of its property, real and personal, against the enforcement and collection of the obligations evidenced by this Note.

     All payments by the Maker hereunder and under the Mortgage shall be made without setoff, deduction, defense or counterclaim, howsoever arising. The Holder may elect, in its sole discretion, to effect the payment of any indemnification obligation of the Holder to the Maker pursuant to the terms of the Asset Purchase Agreement by crediting such amounts against the outstanding Principal Indebtedness and any accrued interest evidenced by this Note.

     12.  Bind and Inure.  This Note shall bind and inure to the benefit of the
          --------------
parties hereto and their respective legal representatives, heirs, successors and assigns.

     13.  Applicable Law; Service of Process; Severability.  The provisions of
          ------------------------------------------------
this Note shall be construed and enforceable in accordance with the laws of the Commonwealth of Massachusetts. Service of process may be made upon the Maker by mailing a copy of the summons and any complaint to the Borrower, by certified or registered mail, return receipt requested, at the address to be used for the giving of notice to the Maker under this Note.

     If any provision of this Note or the application hereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, neither the remainder of this Note nor the application of such provision to any other person or circumstance shall be affected thereby, but rather the same shall be enforced to the greatest extent permitted by law, except that if such provision relates to the payment of a monetary sum and if Holder in its reasonable judgment concludes that timely payment of all principal, interest, fees and expenses provided for in the Loan Documents is jeopardized or threatened, then Holder may, at its option, declare the entire indebtedness evidenced hereby due and payable upon sixty (60) days prior written notice to Maker.

     14.  Usury.  It is hereby expressly agreed that if from any circumstances
          -----
whatsoever fulfillment of any provision of this Note, at the time performance of such provision shall be due, shall involve transcending the limit of validity then prescribed by any applicable usury statute or any other law, with regard to obligations of like character and amount, then ipso facto the obligation to be
                                               ---- -----
fulfilled shall be reduced to the limit of such validity, so that in no event shall any exaction be possible under this Note that is in excess of the limit of such validity. In no event shall Maker be bound to pay for the use, forbearance or detention of the money loaned pursuant hereto interest of more than the legal limit in effect at the time, the right to demand any such excess being hereby expressly waived by Holder.

     15.  Notice.  Any notice, request, demand, statement or consent made
          ------
hereunder shall be in writing signed by the party giving such notice, request, demand, statement or consent, and shall be deemed to have been properly given if either delivered personally, delivered to a reputable overnight delivery service providing a receipt or deposited in the United States Mail, postage prepaid and certified return receipt requested, at the address set forth below, or at such other address within the continental United States of America as may have theretofore been designated in writing. The effective date of any notice given as aforesaid shall be the date of personal service, one (1) business day after delivery to such overnight delivery service, or three (3) business days after being deposited in the United States Mail, whichever is applicable. The phrase "business day" or "Business Day", and similar phrases, as used in this Note shall mean any day other than a Saturday, a Sunday or a Federal holiday on which the U.S. Postal Service offices are closed for business in Boston, Massachusetts. For purposes hereof, the addresses are as follows:

     If to Holder:      Trex Medical Systems Corporation
                        81 Wyman Street
                        P.O. Box 9046
                        Waltham, Massachusetts 02254-9046
                        Attn:  James H. DaCosta

     With a copy to:    Hale and Dorr LLP
                        60 State Street
                        Boston, Massachusetts  02109
                        Attn:  Hal J. Leibowitz, Esq.

     And to:            Thermo Electron Corporation
                        81 Wyman Street
                        P.O. Box 9046
                        Waltham, Massachusetts 02254-9046
                        Attn:  General Counsel

     If to Maker:       Hologic, Inc.
                        35 Crosby Drive
                        Bedford, Massachusetts 01730
                        Attn:  Glenn Muir

     With a copy to:    Brown, Rudnick, Freed & Gesmer
                        One Financial Center

                        Boston, Massachusetts  02111
                        Attn:  Philip Flink, Esq.

     16.  Attorneys' Fees.  Any reference to "attorney fees", "attorney's fees",
          ---------------
or "attorneys' fees" in this document includes but is not limited to both the reasonable fees, charges and costs incurred by Holder through its retention of outside legal counsel and the allocable fees, costs and charges for services rendered by Holder's in-house counsel. Any reference to "attorney fees", "attorney's fees", or "attorneys' fees" shall also mean those attorneys or legal fees, costs and charges incurred by Holder in the collection of any Indebtedness (as defined and described in the Mortgage), the enforcement of any obligations hereunder, the protection of the Mortgaged Property, the foreclosure of the Mortgage, the sale of the Mortgaged Property, the defense of actions arising hereunder and the collection, protection or setoff of any claim Holder may have in a proceeding under Title 11, United States Code.

     17.  Waiver of Trial by Jury.  MAKER AND HOLDER HEREBY IRREVOCABLY AND
          -----------------------
UNCONDITIONALLY WAIVE THEIR RIGHTS TO A TRIAL BY JURY AS TO ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM THAT RELATES TO OR ARISES OUT OF ANY OF THE LOAN DOCUMENTS OR THE ACTS OR FAILURE TO ACT OF OR BY HOLDER IN THE ENFORCEMENT OF ANY OF THE TERMS OR PROVISIONS OF THIS NOTE OR ANY OF THE OTHER LOAN DOCUMENTS.

     18.  Entire Agreement; Amendments in Writing.  THIS NOTE, THE OTHER LOAN
          ---------------------------------------
DOCUMENTS AND THE ASSET PURCHASE AGREEMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HEREOF. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO. The provisions of this Note and the Loan Documents may be amended or waived only by an instrument in writing signed by the Maker and Holder.

     19.  Headings.  The headings of the Articles, Sections and Subsections
          --------
hereof are inserted for convenience of reference only and shall in no way alter, modify or define, or be used in construing the text of such Articles, Sections or Subsections.

IN WITNESS WHEREOF, Maker has duly executed this Note as a sealed instrument as of the day and year first above written.


Witness:                        MAKER:
                                HOLOGIC, INC.

/s/ Julia Steen                 By:  /s/ Glenn P. Muir
-----------------------             ----------------------------
Name:                               Name: Glenn P. Muir
                                    Its: Vice President, Finance and Treasurer
                                    (Principal Financial Officer)

/s/ Curt A. Kramer
-----------------------
Name: